Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

Dated as of October 18, 2011

TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

Dated as of March 16, 2010

AMONG

BILL BARRETT CORPORATION,

AS BORROWER,

JPMORGAN CHASE BANK, N.A.

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT DATED AS OF OCTOBER 18, 2011 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MARCH 16, 2010 (this “First Amendment”) is among Bill Barrett Corporation, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of March 16, 2010 (as amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to increase the Borrowing Base, make certain other changes to the Commitments of the Lenders under the Credit Agreement and make certain other changes to the terms and provisions thereof.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definitions are hereby added to Section 1.02 where alphabetically appropriate:

“Commitment Fee Rate” has the meaning set forth in the definition of “Applicable Margin”.

“First Amendment” means that certain First Amendment dated as of October 18, 2011 to Third Amended and Restated Credit Agreement dated as of March 16, 2010 among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means October 18, 2011.

“Funding Office” means the office of the Administrative Agent specified in Section 12.01 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.09 in an aggregate principal amount at any one time outstanding not to exceed $25,000,000.

“Swingline Exposure” means at any time, the sum of the aggregate amount of all outstanding Swingline Loans at such time. The Swingline Exposure of any Lender shall be its Applicable Percentage of the total Swingline Exposure at such time.

“Swingline Lender” means at any one time either U.S. Bank National Association or JPMorgan Chase Bank, N.A., or any other Lender agreeing in writing to act as a swingline lender, each, in its capacity as the lender of Swingline Loans.

“Swingline Loan” has the meaning set forth in Section 2.09.

“Swingline Participation Amount” has the meaning set forth in Section 2.10.

“Refunded Swingline Loans” has the meaning set forth in Section 2.10.

(b) The following definitions are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment, as the same may be amended or supplemented from time to time.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan or the Commitment Fee Rate, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Percentage	< 25%	≥25% <50%	≥50% < 75%	≥75% < 90%	≥ 90%
ABR Loans	0.50%	0.750%	1.00%	1.250%	1.50%
Eurodollar Loans	1.50%	1.75%	2.00%	2.25%	2.50%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the applicable grid when the applicable Borrowing Base Utilization Percentage is at its highest level; provided further that the Applicable Margin shall revert to the previous Applicable Margin upon the Borrower’s delivery of such Reserve Report.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b); and “Commitments” means the aggregate amount of the Commitments of all the Lenders. The amount representing each Lender’s Commitment shall at any time be the lesser of such Lender’s Maximum Credit Amount and such Lender’s Applicable Percentage of the then effective Borrowing Base.

“LC Commitment” means, at any time, one hundred million dollars ($100,000,000).

“Maturity Date” means October 31, 2016.

“Permitted Debt” means (i) any unsecured senior or senior subordinated Debt, including convertible securities, incurred pursuant to Section 9.02(h), (ii) any of the Debt listed on Schedule 9.02 and (iii) any Permitted Refinancing Debt in respect thereof.

“Permitted Debt Documents” means such agreements and documents as may be executed to evidence or govern (or, if such agreements or documents evidence or govern multiple series or tranches of Debt, to the extent evidencing or governing) any Permitted Debt, as the same shall be amended, supplemented or otherwise modified from time to time in accordance with Section 9.04(b).

“Permitted Refinancing Debt” means (a) Debt (for purposes of this definition, “new Debt”) incurred in exchange for, or proceeds of which are used to Redeem or otherwise refinance, in whole or in part, any other Debt (the “Refinanced Debt”); provided that, (i) such new Debt does not require the payment of interest in cash at a rate per annum in excess of market rates at the time such Debt is issued (and for purposes of this clause original issue discount and Equity Interests issued to the holders of such Debt as consideration for the acceptance of such Debt shall not be considered interest) plus an additional default rate not to exceed 2% per annum; (ii) such new Debt does not contain covenants or defaults which are more restrictive, taken as a whole, than those contained in this Agreement and the other Loan Documents unless the Borrower and Guarantors shall have executed and delivered a contemporaneous amendment to this Agreement and the other Loan Documents to make comparable changes to this Agreement and the other Loan Documents; and (iii) if the Refinanced Debt is subordinated to the Indebtedness (or, if applicable, the Guaranty Agreement), such new Debt (and any guarantees thereof) is subordinated in right of payment to the Indebtedness (or, if applicable, the Guaranty Agreement) to at least the same extent as the Refinanced Debt on terms that are reasonably satisfactory to the Administrative Agent; or (b) new Debt that is being incurred pursuant to Section 9.02(h) in exchange for or to Redeem or otherwise refinance outstanding Permitted Debt, provided that such new Debt is on market terms as reasonably determined in good faith by the Administrative Agent, which determination shall not be unreasonably withheld or delayed.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans, its LC Exposure and its Swingline Exposure at such time.

2.2 Amendment to Annex I. Annex I to the Credit Agreement is hereby replaced with Annex I to this Amendment.

2.3 Amendment to Schedule 9.02. Schedule 9.02 to the Credit Agreement is hereby replaced with Schedule 9.02 to this Amendment.

2.4 Amendment to Section 2.06(c). Section 2.06(c)(ii)(A) is hereby amended and restated in its entirety to read as follows:

(A) such increase shall not be less than $50,000,000 unless the Administrative Agent or Issuing Bank otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Maximum Credit Amounts would exceed $1,750,000,000;

2.5 Addition of Section 2.09. Section 2.09 is hereby added to the Credit Agreement to read as follows:

Section 2.09. Swingline Commitment.

(a) Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Commitments from time to time during the Availability Period by making swing line loans (“Swingline Loans”) to the Borrower; provided that (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline

Lender’s other outstanding Loans, may exceed the Swingline Commitment then in effect) and (ii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the Revolving Credit Exposures would exceed the total Commitments. During the Availability Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Loans shall be ABR Loans only.

(b) The Borrower shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan and interest thereon on the earlier of the Termination Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Loan is borrowed, the Borrower shall repay all Swingline Loans then outstanding.

2.6 Addition of Section 2.10. Section 2.10 is hereby added to the Credit Agreement to read as follows:

Section 2.10. Procedure for Swingline Borrowing; Refunding of Swingline Loans.

(a) Whenever the Borrower desires that the Swingline Lender make Swingline Loans, the Borrower shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than as mutually agreed upon between the Borrower and Swingline Lender New York City time, on the date of the proposed Borrowing), specifying (i) the amount to be borrowed and (ii) the requested borrowing date (which shall be a Business Day during the Availability Period). The Borrower shall promptly advise the Administrative Agent of any such notice sent by the Borrower to the Swingline Lender, which notice shall include a certificate executed by the Borrower certifying as to compliance with clauses (i) and (ii) of Section 2.09(a). Each borrowing under the Swingline Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than as mutually agreed upon between the Borrower and Swingline Lender, New York City time, on the borrowing date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Borrower by means of a credit to the general deposit account of the Borrower held at the Swingline Lender an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender. The Swingline Lender shall report the Swingline Exposure to the Administrative Agent on a weekly basis.

(b) If the Borrower has not repaid a Swingline Loan on or before the date specified in Section 2.09(b), the Borrower hereby authorizes and directs the Administrative Agent, and after receiving notice from the

Administrative Agent each Lender hereby agrees to make, an ABR Loan, in an amount equal to such Lender’s Applicable Percentage of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding as of such date, to repay the Swingline Lender. Each Lender shall make the amount of such Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans. The Borrower irrevocably authorizes the Swingline Lender to charge the Borrower’s accounts at the Swingline Lender (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full such Refunded Swingline Loans.

(c) If prior to the time a Loan would have otherwise been made pursuant to Section 2.10(b), one of the events described in Section 10.01(h) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion, Loans may not be made as contemplated by Section 2.10(b), each Lender shall, on the date such Loan was to have been made pursuant to the notice referred to in Section 2.10(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Lender’s Applicable Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Loans.

(d) Whenever, at any time after the Swingline Lender has received from any Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(e) Each Lender’s obligation to make the Loans referred to in Section 2.10(b) and to purchase participating interests pursuant to Section 2.10(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default (other than as to Loans as set forth in Section 2.10(b)) or the failure to satisfy any of the other conditions specified in Section 6.02, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any Guarantor or any other Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(f) The provisions of the Credit Agreement related to Defaulting Lenders are also applicable, as appropriate, to the Swingline Lender and any Swingline Loans.

2.7 Amendment to Section 3.05(a). The first sentence of Section 3.05(a) is hereby amended and restated in its entirety to read as follows:

The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Commitment Fee Rate on the average daily amount of the unused amount of the Commitment of such Lender during the period from and including the date of this Agreement to but excluding the Termination Date provided that for the purpose of determining the fee payable pursuant to this Section 3.05(a), a Lender’s Swingline Exposure shall not be taken into account in calculating the unused amount of its Commitment.

2.8 Amendment to Section 8.14. Section 8.14 is hereby amended and restated in its entirety to read as follows:

(a) In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 80% of such total value, then the Borrower shall, and shall cause its Subsidiaries to, promptly, but in any event no later than 60 days, after the date such Reserve Report is delivered to the Administrative Agent, grant to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (subject only to Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 80% of such total value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate)

counterparts for recording purposes. In order to comply with the foregoing, if any Subsidiary places a Lien on its Oil and Gas Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).

(b) The Borrower shall cause each Domestic Subsidiary (other than any Subsidiary classified as such based on the Borrower or any Subsidiary being a general partner thereof, unless such Subsidiary is a Wholly-Owned Subsidiary), promptly, but in any event no later than 60 days after such Domestic Subsidiary becomes such, to guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Domestic Subsidiary to, promptly, but in any event no later than 60 days, after such Domestic Subsidiary becomes such, (A) execute and deliver a supplement to the Guaranty Agreement executed by such Domestic Subsidiary, (B) pledge all of the Equity Interests of such Domestic Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity Interests of such Domestic Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (C) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

(c) In the event that the Borrower or any Domestic Subsidiary becomes the owner of a Foreign Subsidiary, then the Borrower shall, or shall cause such Domestic Subsidiary to promptly, but in any event no later than 60 days after such Foreign Subsidiary becomes so owned, (A) execute and deliver a supplement to the Guaranty Agreement executed by the Borrower or such Domestic Subsidiary, (B) pledge 65% of all the Equity Interests of such Foreign Subsidiary (including, without limitation, delivery of original stock certificates evidencing such Equity Interests of such Foreign Subsidiary, together with appropriate stock powers for each certificate duly executed in blank by the registered owner thereof) and (C) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

(d) Any Person that must guarantee the Indebtedness in order for the Borrower to be in compliance with Section 9.04(b)(ii)(A)(4) shall guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Person to, promptly, but in any event no later than 60 days after the date required thereby, (A) execute and deliver a supplement to the Guaranty Agreement executed by such Person, and (B) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent. If at any time such Person is not otherwise required to guarantee the Indebtedness hereunder (whether pursuant to the other provisions of this Section 8.14 or otherwise) or under any other Loan Document, then upon receipt by the Administrative Agent of evidence satisfactory to it that such Person has been fully and finally released from its guarantee obligations in respect of the Permitted Debt, such person shall be released from its guarantee obligations with respect to the Indebtedness and the Administrative Agent shall, at the sole cost and expense of the Borrower, execute such further documents and do all such further acts so as to reasonably evidence such release.

2.9 Amendment to Section 9.02(b). Section 9.02(b) is hereby amended and restated in its entirety to read as follows:

(b) Debt of the Borrower and its Subsidiaries existing on the First Amendment Effective Date and set forth on Schedule 9.02 attached hereto and any Permitted Refinancing Debt in respect thereof.

2.10 Amendment to Section 9.02(d). Section 9.02(d) is hereby amended and restated in its entirety to read as follows:

(d) Debt under Capital Leases not to exceed $100,000,000 in the aggregate at any one time outstanding.

2.11 Amendment to Section 9.02(h). Section 9.02(h) is hereby amended and restated in its entirety to read as follows:

(h) Permitted Debt incurred after the First Amendment Effective Date, the principal amount of which does not exceed $750,000,000 in the aggregate at any one time outstanding and any guarantees thereof; provided that, except to the extent such Permitted Debt constitutes Permitted Refinancing Debt, (i) the Borrower shall furnish notice to the Administrative Agent of such Permitted Debt contemporaneously with the incurrence of such Debt, (ii) at the time of incurring such Permitted Debt (A) no Default has occurred and is then continuing and (B) no Default would result from the incurrence of such Permitted Debt after giving effect to the incurrence of such Permitted Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), (iii) the incurrence of such Permitted Debt (and any concurrent repayment of Debt with the proceeds of such incurrence) would not result in the total Revolving Credit Exposure exceeding the Borrowing Base after giving effect to any adjustment in the Borrowing Base pursuant to Section 2.07(e), (iv) such Permitted Debt does not have any scheduled amortization prior to the date which is one year after the Maturity Date, (v) such Permitted Debt does not have a scheduled maturity sooner than the date which is one year after the Maturity Date, and (vi) concurrently with the incurrence of such Permitted Debt (except to the extent such Permitted Debt constitutes Permitted Refinancing Debt issued in exchange for or to Redeem or otherwise refinance outstanding Permitted Debt), the Borrowing Base is adjusted pursuant to Section 2.07(e).

2.12 Amendment to Section 9.02(i). Section 9.02(i) is hereby amended and restated in its entirety to read as follows:

(i) other Debt not to exceed $75,000,000 in the aggregate at any one time outstanding.

2.13 Amendment to Section 9.04. Section 9.04 is hereby amended and restated in its entirety to read as follows:

(a) Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) so long as no Event of Default has occurred and is continuing, the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries and (iv) so long as no Event of Default has occurred and is continuing on the related date of declaration of dividend or date notice of Redemption is given (or, if such dividend declaration date or Redemption notice date is more than 60 days prior to the related dividend payment date or Redemption date, such dividend payment date or Redemption date) and on the related dividend payment date or Redemption date the Revolving Credit Exposures do not exceed the Borrowing Base then in effect, the Borrower may pay cash dividends in respect of common shares of its Equity Interests and/or Redeem all or a portion of the Convertible Notes if after giving pro forma effect to such cash dividend and/or Redemption the sum of (a) the unused portion of the Commitments and (b) unencumbered cash and Investments under Section 9.05(c)-(f) exceeds 20% of the Borrowing Base then in effect.

(b) Repayment of Permitted Debt; Amendment of Permitted Debt Documents. The Borrower will not, and will not permit any Subsidiary to, prior to the date that is one year after the Maturity Date: (i) call, make or offer to make any voluntary or optional Redemption of or otherwise voluntarily or optionally Redeem (whether in whole or in part) any Permitted Debt, except (A) to the extent constituting a Redemption, the conversion of Permitted Debt into common stock of the Borrower and, in connection therewith, the settlement in cash of any Permitted Debt required to avoid the issuance of fractional shares of common stock or (B) with the cash proceeds of (1) an Equity Offering, (2) Permitted Debt or Permitted Refinancing Debt or (3) any asset sale to the extent not required by this Agreement to be applied to repayment of Indebtedness and a concurrent reduction in the Commitments; (ii) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Permitted Debt Documents with respect to any Permitted Debt if (A) the effect thereof is (1) to shorten its maturity or average life, (2) to require any payment of principal thereof (except payments permitted by Section 9.04(b)(i)), (3) to increase the rate of interest payable in cash so that the aggregate of all such interest payable in cash exceeds market rates then in effect (and for purposes of this clause original issue discount and Equity Interests issued to the holders of such Debt as consideration for the acceptance of such Debt shall not constitute interest) plus an additional default rate not to exceed 2% per annum or shorten any period for payment of any such cash interest or modify the method of calculating the interest rate or (4) to add any guarantor or surety, unless such guarantor or surety also guarantees the Indebtedness pursuant to the Guaranty Agreement and each of the Borrower and such guarantor or surety otherwise complies with Section 8.14(d), (B) such action requires the payment of a consent, amendment, waiver or other similar fee in excess of 2.5% in any 12-month period, (C) such action adds covenants or defaults to the extent more restrictive, taken as a whole, than those contained in this Agreement and the other Loan Documents unless the Borrower and Guarantors shall have executed and delivered a contemporaneous amendment to this Agreement and the other Loan Documents to make comparable changes to this Agreement or the other Loan Documents or (D) such action secures any such Debt; or (iii) designate any Debt (other than obligations of the Borrower and Subsidiaries pursuant to the Loan Documents) as “Designated Senior Indebtedness” or “Designated Guarantor Senior Indebtedness” or give any such other Debt any other similar designation for the purpose of the Permitted Debt Documents.

2.14 Amendment to Section 9.05(m). Section 9.05(m) is hereby amended and restated in its entirety to read as follows:

(m) other Investments not to exceed $75,000,000 in the aggregate at any time.

Section 3. Borrowing Base Redetermination. For the period from and including the Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to One Billion One Hundred Million Dollars ($1,100,000,000). Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Sections 2.07(e), 8.12(b), 8.13(c), 9.12 and 9.19.

Section 4. Reallocation of Commitments.

4.1 The Lenders have agreed among themselves, in consultation with the Borrower, that (a) certain of the Lenders, effective as of the Amendment Effective Date, shall increase their respective Maximum Credit Amounts and Commitments in order to increase the Aggregate Maximum Credit Amounts by increasing the Maximum Credit Amounts and Commitment of certain Lenders (each such Person, an “Increasing Lender”), and (b) Société Générale and Credit Suisse AG, Cayman Islands Branch (each such Person, an “Exiting Lender”) are exiting the Agreement and each Exiting Lender is having its respective Maximum Credit Amount and Commitment reduced to zero and all amounts then owing to it paid in full.

4.2 The Administrative Agent and the Borrower hereby consent to (a) each Increasing Lender’s acquisition of an increased interest in the Aggregate Maximum Credit Amounts and

Commitments and (b) each Exiting Lender assigning its interest in the Aggregate Maximum Credit Amounts and Commitments. The Administrative Agent and the Borrower, together with the Lenders (including each Exiting Lender), waive (i) any requirement that an Assignment or Assumption or other documentation be executed in connection with such reallocation and (ii) the payment of any processing and recordation fee to the Administrative Agent. Notwithstanding the foregoing, the reallocation of the Aggregate Maximum Credit Amounts and Commitments among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit G to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation.

4.3 On the Amendment Effective Date and after giving effect to such increases and the exit of each Exiting Lender, the Maximum Credit Amounts and Applicable Percentage of each Lender shall be as set forth on Annex I of this First Amendment and such Annex I shall supersede and replace the existing Annex I to the Credit Agreement. On or after the Amendment Effective Date, if the face amount of the Note held by any Increasing Lender is less than its Maximum Credit Amount after giving effect to the increase contemplated by this Amendment, then the Borrower will deliver to each such Increasing Lender a Note payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase, and otherwise duly completed. Each Exiting Lender and each Increasing Lender receiving a replacement Note agrees to promptly thereafter return to Borrower the previously issued Note held by such Lender marked canceled or otherwise similarly defaced.

Section 5. Conditions Precedent. This First Amendment shall not become effective until the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

5.1 The Administrative Agent shall have received from each of the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

5.2 The Administrative Agent, the Arranger and the Lenders shall have received all fees and amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

5.3 The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor setting forth (a) resolutions of its board of directors with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (b) the officers of the Borrower or such Guarantor (i) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (c) specimen signatures of such authorized officers, and (d) the organizational documents of the Borrower and such Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

5.4 The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the amendment to the mortgages, deeds of trust and other agreements, instruments or certificates described or identified to in Exhibit F-1 to the Credit Agreement reflecting the increase in the Aggregate Maximum Credit Amount.

5.5 The Administrative Agent shall have received from each Guarantor duly executed counterparts of an agreement ratifying such Guarantor’s obligations under the Guaranty Agreement.

5.6 The Administrative Agent shall have received an opinion of (a) Francis B. Barron General Counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, (b) Akin Gump Strauss Hauer & Feld LLP, special New York counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and (c) local counsel in each of the following states: Utah and Wyoming, in form and substance reasonably satisfactory to the Administrative Agent.

5.7 The Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens (provided that Liens which are permitted by the terms of Section 9.03 to attach to the Mortgaged Properties may exist and have whatever priority such Liens have at such time under applicable law) on at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently Reserve Report.

5.8 No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

5.9 The representations and warranties of the Borrower and the Guarantors set forth in the respective Loan Documents to which such Persons are party shall be true and correct in all material respects on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such specified earlier date.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective, and shall deliver written notice of the Amendment Effective Date to Borrower, when the Administrative Agent has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted by the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. The Lenders hereby consent to the Administrative Agent executing the amendments to the Security Instruments in connection with the First Amendment.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment. For the avoidance of doubt, this First Amendment is a Loan Document.

6.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

6.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

6.4 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	BILL BARRETT CORPORATION

	By:	/s/ Fredrick J. Barrett
	Name:	Fredrick J. Barrett
	Title:	Chief Executive Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Ryan Fuessel
	Name:	Ryan Fuessel
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Ryan Fuessel
	Name:	Ryan Fuessel
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC.

By:	/s/ Gumaro Tijerna
Name:	Gumaro Jijerna
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.

By:	/s/ Sarah Thomas
Name:	Sarah Thomas
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK

By:	/s/ Greg Determann
Name:	Greg Determann
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND plc

By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.)

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:	/s/ John Franzell
Name:	John Franzell
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK

By:	/s/ Caroline M. McClurg
Name:	Caroline M. McClurg
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, N.A.
(formerly known as Bank of Oklahoma, N.A.)

By:	/s/ Guy C. Evangelista
Name:	Guy C. Evangelista
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS

By:	/s/ Matt Turner
Name:	Matt Turner
Title:	Vice President

BNP PARIBAS

By:	/s/ Ed Pak
Name:	Ed Pak
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC

By:	/s/ Allen Huang
Name:	Allen Huang
Title:	AVP

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTY BANK AND TRUST COMPANY

By:	/s/ Gail J. Nofsinger
Name:	Gail J. Nofsinger
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exiting Lenders: Each Exiting Lender hereby signs solely for the purpose of Section 4 and assigning its Maximum Credit Amount and Commitment.

SOCIÉTÉ GÉNÉRALE

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Annex I

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	10.0000%	$90,000,000.00
BMO Harris Financing, Inc.	8.3333%	$75,000,000.00
Wells Fargo Bank, N.A.	8.3333%	$75,000,000.00
Bank of America, N.A.	8.3333%	$75,000,000.00
Deutsche Bank Trust Company Americas	8.3333%	$75,000,000.00
U.S. Bank National Association	8.3333%	$75,000,000.00
Compass Bank	8.3333%	$75,000,000.00
Bank of Scotland plc	5.0000%	$45,000,000.00
Union Bank, N.A. (formerly known as Union Bank of California, N.A.)	5.0000%	$45,000,000.00
Bank of Nova Scotia	5.0000%	$45,000,000.00
Comerica Bank	5.0000%	$45,000,000.00
SunTrust Bank	5.0000%	$45,000,000.00
BOKF, N.A.	3.8889%	$35,000,000.00
BNP Paribas	3.8889%	$35,000,000.00
Barclays Bank plc	2.7778%	$25,000,000.00
Goldman Sachs Bank USA	2.7778%	$25,000,000.00
Guaranty Bank and Trust Company	1.6667%	$15,000,000.00
TOTAL	100%	$900,000,000.00

ANNEX I

SCHEDULE 9.02

EXISTING DEBT

$172,500,000 5.000% Convertible Senior Notes due 2028

$250,000,000 9.875% Senior Notes due 2016

$400,000,000 7.625% Senior Notes due 2019